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                                                                   EXHIBIT 23(b)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-46370) of New Valley Corporation of our report dated February 7, 2005 relating to the financial statements of Koa Investors, LLC as of and for the year ended December 31, 2004 which appears in this Form 10-K/A Amendment No. 1.




/s/ Weiser LLP
New York, New York
March 31, 2005